STATEMENT OF ADDITIONAL INFORMATION

Drexel Hamilton Centre American Equity Fund
Drexel Hamilton Centre Global Equity Fund

Each a series of

Drexel Hamilton Mutual Funds

November 16, 2011

As supplemented on November 8, 2012

P.O. Box 295
Denver, CO 80201
Telephone 1-855-298-4236

This Statement of Additional Information is meant to be read in conjunction with the prospectus for Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund (the "Funds"), dated November 16, 2011, as supplemented through date hereof, and is incorporated by reference in its entirety into the prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Funds' prospectus, annual report, and/or semi-annual report may be obtained at no charge by writing or calling the Funds at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Funds' prospectus.

On September 17, 2012, the Board of Trustees of Drexel Hamilton Mutual Funds (the "Trust") approved an Agreement and Plan of Reorganization and Termination among the Trust, on behalf of Drexel Hamilton Centre American Equity Fund ("AE Fund"), Ameristock Mutual Fund, Inc. ("Ameristock Fund"), Drexel Hamilton Investment Partners, LLC (the "Adviser") and Ameristock Corporation. The proposed reorganization would involve (1) the Ameristock Fund transferring all of its assets to the AE Fund in exchange solely for voting shares of beneficial interest in the AE Fund and the AE Fund assuming all of the Ameristock Fund's liabilities; (2) the Ameristock Fund distributing pro rata to the Ameristock Fund's shareholders shares of the AE Fund in exchange for such shareholders' Ameristock Fund shares and in connection with the complete liquidation of the Ameristock Fund; and (3) the dissolution and termination of the Ameristock Fund. The Plan will be submitted to shareholders of the Ameristock Fund for approval at a Special Meeting of Shareholders expected to be held on or about December 12, 2012. The proposed Reorganization is subject to various conditions to its consummation, including (among others) the approval of the Ameristock Fund shareholders. If the Plan is approved at the special meeting, it is currently anticipated that the Reorganization would be consummated as of the close of business on or about December 28, 2012.

Drexel Hamilton Mutual Funds was organized on March 17, 2011 as a Delaware statutory trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The AE Fund and Drexel Hamilton Centre Global Equity Fund ("GE Fund") are separate, diversified series of the Trust. Each Fund's investment adviser is Drexel Hamilton Investment Partners, LLC. Each Fund's sub-adviser is Centre Asset Management, LLC ("Centre" or the "Sub-Adviser").

OTHER INVESTMENT POLICIES

The Prospectus describes each Fund's investment objective and principal investment strategy, as well as the principal investment risks of the Funds. The following descriptions and policies supplement these descriptions, and also include descriptions of certain types of investments that may be made by the Funds but are not principal investment strategies of the Funds. Attached to the Statement of Additional Information is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Funds may invest.

Equity Securities. The equity portion of a Fund's portfolio may be comprised of common stocks traded on domestic and international securities exchanges. In addition to common stocks, the equity portion of a Fund's portfolio may also include preferred stocks.

Investment Companies. From time to time, a Fund may invest in other investment companies to the extent permitted by Section 12(d)(1) under the Investment Company Act of 1940, as amended (the "1940 Act") and the regulations and regulatory interpretations thereunder.  In accordance with Section 12(d)(1)(A) of the 1940 Act, to the extent that a Fund invests in one or more investment companies, (i) not more than 5% of the value of the Fund's total assets may be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets may be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company may be owned by the Fund, with each percentage being determined immediately after a purchase is made. In addition, no Fund will acquire any securities of an investment company (or any series thereof) or of a registered unit investment trust in reliance on Section 12(d)(1)(G) of the 1940 Act, which permits a mutual fund to invest in an unlimited amount of securities of another fund that is part of the same group of investment companies, or in reliance on Section 12(d)(1)(F) of the 1940 Act, which provides an additional exception to the restrictions set forth in Section 12(d)(1)(A). Except as otherwise provided herein, a Fund may invest its cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program, and may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by the Adviser, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

Money Market Instruments. The Funds may invest in money market instruments provided that they are eligible for purchase by the Funds. To be eligible for purchase by the Funds, a money market instrument must be listed on an exchange having full membership of the World Federation of Exchanges. Money market instruments may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements), Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When a Fund acquires a Banker's Acceptance, the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody's Investors Service, Inc., Standard & Poor's Ratings Services, or Fitch Investors Service, Inc., or if not rated, of equivalent quality in the Adviser's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations that are redeemable upon demand of the holder and that permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Funds only through the Master Note program of the Funds' custodian bank, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Funds.

Debentures. The Funds may invest in debentures. A debenture is long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture. Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property).

Asset Coverage for Certain of the Funds' Investments. To the extent that the Funds invest in options or other derivatives, or similar investments or engage in short sales, the Funds will comply with the applicable asset segregation requirements of no-action letters issued by the SEC and SEC Release 10666.

Derivatives Investments. A Fund may purchase or sell exchange-traded derivative products, such as exchange-traded futures and options (especially futures and options on major indexes), that are fully collateralized by cash or securities, from time to time for temporary cash management or investment transition purposes. For example, the Sub-Adviser might invest in S&P 500 Index, Dow Jones STOXX 600 Index, or KOSPI 200 Index futures to increase the Fund's overall market exposure following cash inflows from new investments in the Fund. The Fund may also utilize exchange traded futures and options to hedge the risks of existing stock positions in the Fund's portfolio, including risks related to the Fund's exposure to foreign currencies. The notional value of the Fund's aggregate investments in futures and other derivatives will be limited so as not exceed the net asset value of the Fund, after taking into account existing stock investments. The Fund will not use derivatives explicitly to obtain leverage for the Fund but, derivatives, such as exchange-traded futures and options, contain "inherent" leverage because derivative contracts may give rise to an obligation on the part of the Fund for future payments or liabilities that are larger than the initial margin or premiums required to establish such positions.

Options. The Funds may purchase and write put and call options on securities. A Fund may write a call or put option only if the option is "covered" by holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option.

 Swaps. The Funds may invest in currency, equity, interest rate, index and other swaps, which involve the exchange by an investor with another party of their respective commitments, in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. In the case of interest rate swaps, an investor may exchange with another party their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.

Forward Commitment and When-Issued Securities. The Funds may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions, the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale.

Repurchase Agreements. A repurchase transaction occurs when, when an investor purchases a security (normally a U.S. Treasury obligation), it then resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and is required to deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale normally will occur within one to seven days of the purchase. Repurchase agreements are considered "loans" under the 1940 Act, collateralized by the underlying security. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities.

Portfolio Turnover. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund's portfolio change during a year's time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. The Funds may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions.

Temporary Defensive Positions. The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds' principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Funds may hold up to 100% of their portfolios in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities).

CERTAIN INVESTMENT RISKS

General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Funds' investment program will be successful. Investors should carefully review the descriptions of the Funds' investments and their risks described in the Funds' prospectus and this Statement of Additional Information.

Equity Securities. Prices of equity securities in which the Funds invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, and specific industry changes. Such price fluctuations subject the Funds to potential losses. In addition, regardless of any one company's particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Funds. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Investment Companies.  To the extent that a Fund invests in an investment company, that Fund will be subject to two layers of fees, because such investment companies pay advisory, administrative and/or service fees that are borne indirectly by investors.  In addition, the Fund will be subject to the same risks that other investors experience when making such investments, including the risks of significant fluctuations in assets as a result of a cash sweep program or purchase and redemption activity by shareholders in such other funds.

Exchange-Traded Funds ("ETFs"). An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded). In addition, all ETFs will have costs and expenses that will be passed on to the Funds and these costs and expenses will in turn increase the Funds' expenses. ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF's shares may trade at a discount to the ETF's net asset value, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the Funds' net asset values; (ii) an active trading market for an ETF's shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF's shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or "circuit breakers" (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF's stock. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. In addition, there may be legal limitations and other conditions imposed by SEC rules on the amount of the ETF shares that the Funds may acquire.

Foreign Investment Risk. Foreign securities and foreign currency contracts involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Funds than a mutual fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Debentures. The primary risk of a debenture is that the issuer will default or go into bankruptcy. As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific asset(s) of the issuing firm, so the investor will only be paid from the issuer's assets after the secured creditors have been paid. The Funds may invest in all types of debentures, including corporate and government debentures.

Derivative Instruments Risk. Entering into transactions in exchange-traded derivatives, such as short sales and options, involves risks different from direct investments in the underlying securities. While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of an investor than if the investor had not entered into any derivatives transactions. To the extent that a Fund uses derivatives, such use could magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities held or intended to be acquired should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

If a Fund were to use derivatives for hedging purposes, the Fund's ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

●	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
●
a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

●	differences between the derivatives, such as different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.

Derivatives based upon a narrow index of securities may present greater risk than derivatives based on a broad index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

●	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives, or all derivatives, which sometimes occurs because of increased market volatility;
●	unusual or unforeseen circumstances may interrupt normal operations of an exchange;
●	the facilities of the exchange may not be adequate to handle current trading volume;
●	equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other occurrences may disrupt normal trading activity; or
●	investors may lose interest in a particular derivative or category of derivatives.

If a Fund were to invest in derivatives and the Adviser incorrectly predicts the related securities market and interest rate trends, the Fund may lose money. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:

●	actual and anticipated changes in interest rates;
●	fiscal and monetary policies; and
●	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Options. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

Swaps. Use of swaps subjects the investor to risk of default by the counterparties. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event that the counterparty to the transaction is insolvent. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. An investor may also enter into currency swaps or other swaps which are similar to interest rate swaps but may be surrogates for other instruments such as currency forwards or options.

Forward Commitment and When-Issued Securities. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although a Fund would generally purchase securities on a forward commitment or when-issued basis only with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser feels such action is appropriate. In such a case, the Fund could incur a short-term gain or loss.

Repurchase Agreements. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. The Adviser will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Funds will retain or attempt to dispose of the collateral. The Funds' risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral.

Portfolio Turnover. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds. High rates of portfolio turnover could lower performance of the Funds due to increased costs and may also result in the realization of capital gains. If the Funds realize capital gains when they sell portfolio investments, they must generally distribute those gains to shareholders, increasing their taxable distributions. Under normal circumstances, the anticipated portfolio turnover rates for the Funds are expected to be less than 150%.

Temporary Defensive Positions. When the Funds take a temporary defensive position, the Funds may not be able to achieve their investment objectives.

INVESTMENT LIMITATIONS

Each Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; and (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

Fundamental Restrictions. As a matter of fundamental policy, each Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act;

(2)
Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)
Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)
Purchase or sell real estate or direct interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in real estate investment trusts ("REITs"), mortgage-backed securities, and privately-held real estate funds);

(6)	Invest in commodities;

(7)	Invest in unlisted securities;

(8)	Make investments for the purpose of exercising control or management over a portfolio company;

(9)
Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(10)
With respect to 75% of its total assets, the Funds may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the United States Government, its agencies, or instrumentalities; or

(11)
None of the Funds will concentrate their investments. Each of the Funds' concentration policy limits the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items) to less than 25% of such Fund's total assets.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities ("Permitted Senior Securities"), such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations. Although repurchase agreements and reverse repurchase agreements are allowed under the 1940 Act, the Funds will not utilize repurchase agreements or reverse repurchase agreements. Further, the Funds will not incur borrowings other than bank borrowings and will adhere to the limits of the 1940 Act, including asset coverage requirements, with respect to these borrowings.

The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets); however, the Funds will not borrow an amount greater than 10% of each Fund's total assets and such borrowings will only be made to meet settlement requirements for redemptions.

With respect to the fundamental investment restrictions above (other than those involving Permitted Senior Securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Adviser is responsible for among other things, developing a continuing investment program for the Funds in accordance with the terms of the Investment Advisory Agreement by and between the Adviser and the Trust on behalf of the Funds ("Advisory Agreement") and their respective investment objectives, reviewing the investment strategies and policies of each Fund and, to if applicable, advising the Board on the selection of sub-advisers to perform portfolio management and other services for the Funds pursuant to sub-advisory agreements. In this capacity, the Adviser advises and assists the officers of the Trust in conducting the business of the Funds and is responsible for providing general investment advice and guidance to the Funds, although the Adviser has delegated its responsibility for the selection and ongoing monitoring of the securities in the Funds' investment portfolio to the Sub-Adviser. The Adviser and the Sub-Adviser shall manage the Funds' portfolios in accordance with the terms of each investment advisory and sub-advisory agreement (together, the "Advisory Agreements"), which are described in detail under "Management and Other Service Providers – Investment Adviser." Investment decisions for each Fund are made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Adviser or Sub-Adviser.

Brokerage Selection. The Funds have adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. The Adviser and Sub-Adviser may not give consideration to sales of shares of the Funds as a factor in selecting broker-dealers to execute portfolio securities transactions. The Adviser and Sub-Adviser may, however, place portfolio transactions with broker-dealers that promote or sell the Funds' shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts. In selecting brokers to be used in portfolio transactions, the Adviser's and Sub-Adviser's general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Adviser and Sub-Adviser consider a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Adviser's or Sub-Adviser's past experience with similar trades, and other factors that may be unique to a particular order. Recognizing the value of these discretionary factors, the Adviser and Sub-Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Advisory Agreements, the Adviser and Sub-Adviser are authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Adviser or Sub-Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser or Sub-Adviser to determine and track investment results; and trading systems that allow the Adviser or Sub-Advisers to interface electronically with brokerage firms, custodians, and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Adviser or Sub-Adviser may also be used by the Adviser or Sub-Adviser for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser or Sub-Adviser, as applicable, will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Adviser or Sub-Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the manager in connection with advisory clients other than the Funds and not all such services may be useful to the manager in connection with the Funds. Although such information may be a useful supplement to the Adviser's or Sub-Adviser's own investment information in rendering services to the Funds, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Adviser by the Funds.

The Funds may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser or Sub-Adviser, as applicable, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

Aggregated Trades. While investment decisions for the Funds are made independently of the Adviser's or Sub-Adviser's other client accounts, the Adviser's or Sub-Adviser's other client accounts may invest in the same securities as the Funds. To the extent permitted by law, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the manager believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

Portfolio Turnover. The annualized portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Funds may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Funds due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on March 17, 2011, is an open-end management investment company. The Amended and Restated Declaration of Trust ("Trust Instrument") authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust currently consists of three series. Additional series and/or classes may be created from time to time. The number of shares in the Trust shall be unlimited. All shares issued and sold by the Funds will be fully paid and non-assessable and shall have no preemptive or conversion rights. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as a Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders can only be modified by a majority vote.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Rights of shareholders cannot be modified by less than a majority vote.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire, and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

The Trust Instrument provides that the Trustees shall be indemnified by the Trust or the relevant Fund to the extent permitted by law against liability and against all expenses reasonably incurred or paid by the Trustee in connection with any claim, action, suit or proceeding in which the Trustee becomes involved as a party or otherwise by virtue of being or having been a Trustee, except that no Trustee may be indemnified if a claim, action suit or proceeding  results from the Trustee's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or the Trustee's not acting in good faith in the reasonable belief that the Trustee's action was in the best interest of the Trust. It also provides that all persons who have extended credit which has been allocated to a particular series of the Trust, or who have a claim or contract which has been allocated to a series of the Trust, shall look exclusively to the assets held with respect to such series for payment of such credit, claim, or contract.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Trustees are responsible for the management and supervision of the Trust. The Trustees approve all significant agreements between the Trust, on behalf of each Fund, and those companies that furnish services to the Trust; review performance of the Adviser, Sub-Adviser and the Funds; and oversee activities of the Trust. This section of the Statement of Additional Information provides information about the persons who serve as Trustees and officers to the Trust and the Funds, respectively, as well as the entities that provide services to the Trust.

Trustees and Officers. Following are the Trustees and officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years. Those Trustees who are "interested persons" (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser are indicated in the table. The address of each Trustee and officer of the Trust, unless otherwise indicated, is Trustee c/o Drexel Hamilton Mutual Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees1

Dr. James L. Grant Age: 62	Trustee, Chairman	Since 6/2011
President of JLG Research from 1999 –present; Assistant Professor of Accounting and Finance at University of Massachusetts Boston from 2005–2011; Advisory Analyst at major Wall Street firms from 1999-present; Ph.D in Business from the University of Chicago Booth School of Business; member of Editorial Advisory Boards of The Journal of Portfolio Management and Journal of Investing; author of Foundations of Economic Value Added Second Edition; co-author of Focus on Value: A Corporate and Investor Guide to Wealth Creation; co-author and co-editor (with Frank J. Fabozzi) of Equity Portfolio Management and Value-Based Metrics: Foundations and Practice.
				3	None

Dr. Aloke Ghosh Age: 48	Trustee	Since 6/2011
Professor of Accountancy at the Zicklin School of Business, Baruch College, The City University of New York from 1993-present; Director of the Executive MS in Financial Statement Analysis and Securities Valuation from 2008-present; Doctoral Program Coordinator of Accountancy at the Zicklin School of Business of Baruch College from 2005-2011; Accounting Academic Fellow at the U.S. Securities and Exchange Commission from 2003-2005; Visiting Associate Professor at the Goizueta Business School of Emory University from 1999-2005; accounting consultant to several leading hedge funds in the U.S. and around the world including acting as a consultant for Gerson Lehrman Group; Ph.D. in Business and Economics from Tulane University.

				3	None
Joseph M. Marinaro Age: 54	Trustee	Since 6/2012	Executive Vice President, AltX Group, Inc. (financial technology) 2012 to present; Managing Director at Surge Trading, Inc. 2009 to 2011; Managing Director, JMM Capital, Inc. 2008 to 2009; Managing Director, Morgan Stanley 2006 to 2008.	3	None
Interested Trustees

James A. Abate Age: 46	Trustee	Since 6/2011
Managing Director, Centre Asset Management and Fund Manager for Centre's American Equity and US Hedge strategies from 2006-present; US Investment Director for GAM from 2001-2006; Managing Director and Portfolio Manager at Credit Suisse Asset Management from 1995-2000; Manager in Price Waterhouse's Valuation/Corporate Finance Group from 1987-1993; BS in Accounting from Fairleigh Dickinson University and an MBA in Finance from St. John's University; Visiting Professor in the graduate program at the Zicklin School of Business, Baruch College; commissioned officer in the U.S. Army (and Reserves) from 1983-1990.

				3	None

_________________________
1 An "Independent Trustee" is one who is not considered an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Officers
Theodore J. Uhl Age: 37 1290 Broadway, Suite 1100 Denver, CO 80203	Chief Compliance Officer	Since 6/2011
Mr. Uhl joined ALPS Fund Services in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served as a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint.

				N/A	N/A

Andrew Bang Age: 43	President and Treasurer	Since 6/2011
Partner and Managing Director of the Adviser from 2010-present; Consultant (Business Development for private equity and hedge funds) from 2008-2010; Senior Vice President at Shinhan Investment America from 2007-2008; Vice President, Relationship Manager at AIG Global Investments from 2006-2007;Client Portfolio Manager at GE Asset Management (GEAM) pension group from 2001-2005; Client Relationship Manager at GE Equity's start-up private equity group, Venturemine.com from 2000-2001; Manager, International Equity at UBS from 1998-2000; Captain in the U.S. Army from 1992-1998; United States Military Academy at West Point, B.S.; Johnson Graduate School of Management, Cornell University, MBA.

				N/A	N/A

Mr. Abate is an "interested person" of the Trust, as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Mr. Abate is considered an interested person of the Trust because he is the Managing Director of the Sub-Adviser.

Board Structure

The Trust's Board of Trustees includes one interested Trustee and three Independent Trustees, one of which, Dr. Grant, is Chairman of the Board of Trustees. The Board believes its current leadership structure is appropriate given the Trust's and the Board's current size and the fact that its size permits Trust management to communicate with each Independent Trustee as and when needed, and permits Independent Trustees to be involved in committees of the Board (each a "Committee").  The Board may consider electing additional Independent Trustees in the future, particularly if the Trust's size and/or complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and its series. During these meetings, the Board receives reports from the Trust's administrator, transfer agent and distributor, and Trust management, including the President of the Trust and the Trust's Chief Compliance Officer, on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust's officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees.

Qualification of Trustees

The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board's function and the Trust's business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.

Dr. Grant has experience in the financial industry serving as the President of JLG Research and possesses knowledge about the industry as demonstrated by his other Board membership, published works and consulting experience. Dr. Ghosh also has experience in the financial industry in his capacity as a professor, his past experience with the SEC, other Board Membership and as a consultant to other funds. Mr. Marinaro has experience in the financial industry in a wide variety of areas including trading, private equity capital, business consulting, and financial technology.  Mr. Abate has experience in the financial industry as a portfolio manager, Fund Board Member, and is currently Managing Director of Centre Asset Management, LLC, the Sub-Adviser for each of the Funds.

 The Board has determined that each of the Trustees' careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board's functions and oversight of the Trust.

Trustee Standing Committees. The Trustees have established the following standing committees:

Audit Committee. Dr. Grant and Dr. Ghosh are members of the Audit Committee. The Audit Committee oversees each Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of each Fund's financial statements, and interacts with each Fund's independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and will meet periodically as necessary. The Audit Committee also serves as the Trust's qualified legal compliance committee.

Nominating Committee. Dr. Grant and Dr. Ghosh are members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The Nominating Committee will meet only as necessary. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee. Dr. Grant and Dr. Ghosh are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how each Fund should vote, if called upon by the Board or the Adviser, when a matter with respect to which a Fund is entitled to vote presents a conflict between the interests of each Fund's shareholders, on the one hand, and those of the Funds' Adviser, Sub-Adviser, principal underwriter, or an affiliated person of the Trust, Adviser, Sub-Adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if a Fund should participate in a class action settlement, if called upon by the Adviser or Sub-Adviser, in cases where a class action settlement with respect to which a Fund is eligible to participate presents a conflict between the interests of a Fund's shareholders, on the one hand, and those of the Adviser or Sub-Adviser, on the other hand. The Proxy Voting Committee will meet only as necessary.

Beneficial Equity Ownership Information. The table below shows for each Trustee, the amount of equity securities issued by the Trust beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of valuation date of December 31, 2011 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the AE Fund	Dollar Range of Equity Securities in the GE Fund	Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustee In Family of Investment Companies
James L. Grant	A	A	A
Aloke Ghosh	A	A	A
Joseph M. Marinaro1	A	A	A
James A. Abate	C	C	D

1  Joseph M. Marinaro was recommended by the Nominating Committee and appointed by the Board of Trustees on June 22, 2012.

Ownership of Securities of Adviser, Distributor, or Related Entities. As of December 31, 2011, none of the Independent Trustees and/or their immediate family members own securities of the Adviser, Distributor, or any entity controlling, controlled by, or under common control with the Adviser or Distributor.

Compensation. Officers of the Trust and Trustees who are interested persons of the Trust or the Adviser will receive no salary or fees from the Trust. Independent Trustees receive $3,750 per Fund each year. The Trust reimburses each Trustee and officers of the Trust for his or her travel and other expenses relating to attendance at such meetings. Because the Funds have not been in operation for a full year, the following table presents the estimated compensation for each Trustee for the first full fiscal year.

Name of Trustee	Aggregate Compensation From each Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees*
Independent Trustees
James L. Grant	$3,750	None	None	$15,000
Aloke Ghosh	$3,750	None	None	$15,000
Joseph M. Marinaro1	$1,875	None	None	$7,500
Interested Trustees
James A. Abate	None	None	None	None

*Each of the Trustees serves as a Trustee to all series of the Trust.

1  Joseph M. Marinaro was recommended by the Nominating Committee and appointed by the Board of Trustees on June 22, 2012.

Codes of Ethics. The Trust, Adviser and Sub-Adviser have each adopted a code of ethics, as required under Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, Adviser and Sub-Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to each such code of ethics). There can be no assurance that the codes will be effective in preventing such activities. The codes permit employees and officers of the Trust, Adviser and Sub-Adviser to invest in securities, subject to certain restrictions and pre-approval requirements. In addition, the Adviser's and Sub-Adviser's code requires that portfolio managers and other investment personnel of the Adviser and Sub-Adviser report their personal securities transactions and holdings, which are reviewed for compliance with the Trust's, Adviser's and Sub-Adviser's code of ethics.

Anti-Money Laundering Program. The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. The Trust's Anti-Money Laundering Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. The Trust's Anti-Money Laundering Compliance Officer is Ted Uhl. Compliance officers at certain of the Funds' service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Trustees.

Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser and Sub-Adviser the authority to vote proxies for the Funds, subject to oversight by the Trustees. Copies of the Trust's Proxy Voting and Disclosure Policy, the Adviser's Proxy Voting Policy and Procedures and the Sub-Adviser's Proxy Voting Policy and Procedures are included as Appendix B to this SAI. No later than August 31st of each year, the Funds will file Form N-PX stating how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th. Information regarding how the Funds voted proxies as set forth in its most recent filing of Form N-PX will be available (i) without charge, upon request, by calling the Funds at 1-855-298-4236; and (ii) on the SEC's website at http://www.sec.gov.

Principal Holders of Voting Securities. As of June 30, 2012, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding shares of each of the Funds.  The following person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Funds as of November 6, 2012, as indicated in the table below.

Fund	Name and Address	Percentage of Ownership	Type of Ownership
Drexel Hamilton Centre American Equity Fund	SEI Private Trust Co FBO Drexel Hamilton Multi-Asset Real Return Fund c/o Union Bank, 797 FBO	99.74%	Beneficial
Drexel Hamilton Centre Global Equity Fund	SEI Private Trust Co FBO Drexel Hamilton Multi-Asset Real Return Fund c/o Union Bank, 797 FBO	99.71%	Beneficial

Beneficial shareholders owning more than 25% of the shares of the Fund are considered to "control" the Fund as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser.

Investment Adviser. Information about the Adviser, Drexel Hamilton Investment Partners, LLC at 45 Rockefeller Plaza, Suite 2000, New York, New York 10111, and its duties and compensation as Adviser is contained in the Funds' prospectus. Andrew Bang and the Heroes and Service Finance Trust have a controlling interest in the Adviser, as each owns more than 25% of the voting securities of the Adviser. Heroes and Service Finance Trust is controlled by its trustee, Jack Jacobs. Andrew Bang serves as Member, Managing Director and Chief Compliance Officer of the Adviser and is primarily responsible for its day-to-day management.

The Adviser supervises the Funds' investments pursuant to the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Funds. The Investment Advisory Agreement will remain in effect with respect to each Fund until September 30, 2013 unless sooner terminated, and will thereafter continue in effect for additional periods not exceeding one year, so long as such continuation is approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreement nor interested persons of the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the 1940 Act.. The Adviser has also entered into a written expense limitation agreement under which it has agreed to limit the total expenses of each Fund (including (but not limited to) investment advisory fees of the Adviser, but excluding interest, taxes, litigation, brokerage, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) to an annual rate of 1.25% of the average net assets of such Fund (such rate, the "Operating Expense Limit"). The Operating Expense Limit will remain in effect until January 31, 2014 unless the applicable expense limitation agreement is sooner succeeded or terminated in accordance with its terms. The Adviser may recoup any waived amount from a Fund pursuant to the applicable agreement if such reimbursement does not cause the Fund to exceed then existing expense limitations, at the time the waiver or reimbursement is made and the reimbursement is made within three years after the year in which the Adviser incurred the expense. As of November 1, 2012, the Adviser had approximately $67 million in assets under management.

Subject to the general oversight of the Board, the Adviser is responsible for, among other things, developing a continuing investment program for the Funds in accordance with their respective investment objectives, reviewing the investment strategies and policies of each Fund and overseeing the Sub-Adviser. In this capacity, the Adviser advises and assists the officers of the Trust in conducting the business of the Funds and is responsible for providing general investment advice and guidance to the Funds, although the Adviser has delegated its responsibility for the selection and ongoing monitoring of the securities in the Funds' investment portfolios to the Sub-Adviser.

Under the Investment Advisory Agreement, the Adviser is not liable to a Fund or to any Fund shareholder for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument, except for losses resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or losses arising from the Adviser's reckless disregard of its duties and obligations under the investment advisory agreement.

As full compensation for the investment advisory services provided to each Fund, the Adviser receives a monthly fee based on each Fund's average daily net assets. The AE Fund pays to the Adviser an advisory fee at an annual rate of 0.75% of the AE Fund's average daily net assets for the first $1 billion, and 0.70% of the Fund's average daily net assets thereafter.  The GE Fund pays to the Adviser an advisory fee at the annual rate of 1.00% of the GE Fund's average daily net assets.

Sub-Adviser. The Sub-Adviser to each Fund makes the day-to-day investment decisions and continuously review, supervise and administer the Fund's investment program. The Sub-Adviser supervises the applicable Fund's investments pursuant to the applicable sub-advisory agreement (together, the "Sub-Advisory Agreements").

The Sub-Advisory Agreements are effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party. The Sub-Advisory Agreements are terminable without penalty (i) by the Trust, by vote of a majority of the outstanding voting securities or by the Adviser upon 60 calendar days' written notice to the applicable Sub-Adviser or (ii) upon 60 calendar days' written notice by the applicable Sub-Adviser to the Trust. Each Sub-Advisory Agreement provides that it will terminate automatically in the event of the termination of the Advisory Agreement or upon the Sub-Advisory Agreement's "assignment," as such term is defined in the 1940 Act.

Subject to the general oversight of the Board and the Adviser, the Sub-Adviser is responsible for among other things, the selection and ongoing monitoring of the securities in the Funds' investment portfolio.

Under the Sub-Advisory Agreements, the Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties; or from its reckless disregard of its duties and obligations under the applicable Sub-Advisory Agreement.

As full compensation for the investment advisory services provided to each Fund, the Sub-Adviser receives a monthly fee from the Adviser based on each Fund's average daily net assets. For the AE Fund, the Adviser pays the Sub-Adviser from the advisory fee the Adviser receives from the AE Fund a fee based on the lesser of (i) an annual rate of 0.40% of the AE Fund's average daily net assets and (ii) 8/15ths of the net fee received by the Adviser after giving effect to any contractual or voluntary expense cap borne by the Adviser with respect to the AE Fund. For the GE Fund, the Adviser pays the Sub-Adviser from the advisory fee the Adviser receives from the GE Fund a fee based on the lesser of (i) an annual rate of 0.50% of the GE Fund's average daily net assets and (ii) 5/10 of the net fee received by the Adviser after giving effect to any contractual or voluntary expense cap borne by the Adviser with respect to the GE Fund.

Centre Asset Management, LLC, located at 48 Wall Street, Suite 1100, New York, New York 10005, the Sub-Adviser to each of the AE Fund and the GE Fund, has managed each Fund's portfolio has since inception. Centre is an SEC-registered investment adviser and fundamentally-driven specialist active asset manager. Centre manages American and Global equities in relative and absolute return products in sub-advisory mandates from financial institutions and professional investors with the following qualities: concentrated portfolios, high conviction investment ideas, large capitalization focused primarily on blue-chip securities and actively managed to generate long term alpha. As of September 30, 2012, Centre had approximately $749  million in assets under management.

James A. Abate and Sanlam International Investments USA Holdings, Inc. have a controlling interest in Centre, as each owns more than 25% of its voting securities. Sanlam International Investments USA Holdings, Inc. is indirectly controlled by Sanlam Limited, a South African insurance company whose shares are publicly traded in South Africa. James Abate serves as Managing Member, Chief Executive Officer and Chief Compliance Officer of Centre and is primarily responsible for its day-to-day management.

Portfolio Managers. The Funds' portfolios will be managed on a day-to-day basis by a representative of the Sub-Adviser. As of September 30, 2012, each was responsible for the management of the following types of accounts in addition to each Fund:

JAMES A. ABATE – AE FUND

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee

Registered Investment Companies	0	0	0	0

Pooled Investment Vehicles	4	$513,300,000	1	$11,600,000

Other Accounts	0	0	0	0

JING H. SUN – GE FUND

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee

Registered Investment Companies	0	0	0	0

Pooled Investment Vehicles	3	$199,200,000	0	$24,200,000

Other Accounts	0	0	0	0

Conflicts of Interest. When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the applicable Fund, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below.

The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation. Each portfolio manager's compensation varies with the general success of the Sub-Adviser as a firm. Each portfolio manager's compensation consists of a fixed annual salary or draw, and potential bonus or equity plus additional remuneration based on the Sub-Adviser's profitability and other factors. Each portfolio manager's compensation is not directly linked to the Funds' performance, although positive performance and growth in managed assets are factors that may contribute to the Sub-Adviser's distributable profits and assets under management.

Ownership of Fund Shares. The table below shows the amount of each Fund's equity securities beneficially owned by each portfolio manager as of the inception of the Fund and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund
James A. Abate	AE	C
	GE	C
Jing H. Sun	AE	A
	GE	A

Administrator, Transfer Agent and Accounting Services Agent. Pursuant to an Administration, Bookkeeping and Pricing Services Agreement and a Transfer Agency and Services Agreement, ALPS Fund Services, Inc. ("ALPS" or "Transfer Agent"), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the Funds' administrator, accounting agent and transfer agent.

Pursuant to the Administration, Bookkeeping and Pricing Services Agreement, ALPS acts as the Funds' administrator and accounting agent and performs the following services: assists the Fund in monitoring compliance with investment restrictions, diversification requirements and tax matters; coordinates the preparation and filing of required SEC filings for the Funds; assists the Funds with quarterly Board of Trustees meetings, insurance matters and fidelity bond; prepares annual and semi-annual financial statements for the Funds; provides assistance with audits of the Funds; monitors expense accruals; reports performance and related information to the Funds and outside agencies; assists the Funds to maintain blue sky registrations; performs distribution calculations; prepares tax returns; maintains accounts for the Funds; computes net asset value of the Funds; transmits to NASDAQ, NYSE, or other exchanges and service providers as needed, each Fund's daily value and price; maintains and keeps current all books and records of the Funds as required by Section 31 of the 1940 Act and the rules thereafter as the books and records relate to ALPS' duties; reconciles cash and investment balances; provides the Funds with values, net asset values and other statistical data; computes net income, net income rates and capital gains and losses for the Funds; reviews and updates the Funds' Registration Statement; provides legal review of the Funds' Semi-Annual Reports, Annual Reports and Form N-SARs; coordinates EDGARization and filings for the Funds; reviews the Funds' legal contracts and oversees the Trust's code of ethics reporting.

Under the Transfer Agency and Services Agreement, ALPS has agreed, among other things, to: issue and redeem shares of the Funds; make dividend and other distributions to shareholders of the Funds; effect transfers of shares; mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; and maintain shareholder accounts. ALPS also provides the Funds with the use of ALPS interactive client services to provide the Funds' shareholders with access to shareholder account information and real-time transaction processing capabilities. Under the Transfer Agency and Services Agreement, ALPS receives from the Trust an annual minimum fee per Fund and a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Custodian. Union Bank, N.A. (the "Custodian"), 350 California Street, 6th Floor, San Francisco, California 94104, acts as the Funds' Custodian. The Custodian is responsible for keeping the Funds' assets in safekeeping and to collect income.

Independent Registered Public Accounting Firm. Rothstein Kass serves as the Funds' independent registered public accounting firm and will perform an annual audit of the Fund's financial statements and provides financial, tax and accounting services.

Distributor. ALPS Distributors, Inc. (the "Distributor"), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor, or principal underwriter, of the Funds' shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by Distributor as agent of the Funds, and Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares.

Legal Counsel. Seward & Kissel LLP serves as legal counsel to the Trust and the Funds.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to "Purchasing Shares" and "Redeeming Shares" in the Funds' prospectus for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share purchases and share redemptions in the Funds' prospectus:

Exchange Privilege. You may exchange your shares in any of the Funds for shares of the same class in another series of the Trust on the basis of their respective net asset value ("NAV") at the time of the exchange. Before making any exchange, be sure to review the Prospectus closely and consider the Funds' differences. Please note that since an exchange is the redemption of shares from one Fund followed by the purchase of shares in another, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless your account is tax deferred). You may make up to four (4) exchanges during a calendar year between identically registered accounts.

Redemptions In Kind. If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the respective Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the respective Fund, in lieu of cash, in conformity with applicable rules of the SEC. Should redemptions by any shareholder exceed such limitation, each Fund will have the option of redeeming the excess in cash or in kind. If the Fund meets your redemption request with securities instead of cash, you may be subject to appreciation and depreciation risks in those shares when the redemption is complete and you will incur any brokerage costs or other transaction expenses associated with subsequent liquidation of those securities.

Subscriptions in Kind. The Adviser may from time to time accept subscriptions for Shares against contribution in kind of securities or other assets which could be acquired by the relevant Fund pursuant to its investment policy and restrictions. Any such subscriptions in kind will be made at the NAV of the assets contributed.

Agreements With Financial Intermediaries. The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized under certain circumstances to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the respective Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

Telephone Purchases, Exchanges and Redemptions For Securities Firms. The following purchase and redemption telephone procedures have been established by the Funds for investors who purchase Fund shares through financial intermediaries who have accounts with the Funds for the benefit of their clients. Telephone purchases and redemptions will be effected by the Funds only through such financial intermediaries, who in turn will be responsible for crediting the investor's account at the financial intermediary with the amount of any purchase or redemption pursuant to its account agreement with the investor's instruction to purchase or redeem Fund shares.

Financial intermediaries may charge a reasonable handling fee for providing this service. Such fees are established by each financial intermediary, acting independently from the Funds, and neither the Funds nor the Distributor receives any part of such fees. Such handling fees may be avoided by investing directly with the Funds through the Distributor.

Financial intermediaries may telephone the Distributor at (855) 298-4236 and place purchase and redemption orders on behalf of investors who carry their investments in a Fund through the member's account with the appropriate Fund.

Purchase by Telephone. Shares shall be purchased at the NAV next determined after receipt of the purchase request by the applicable Fund. Payment for shares purchased must be received from the FINRA member firm by the appropriate Fund by wire no later than the third business day following the purchase order. If payment for any purchase order is not received on or before the third business day, the order is subject to cancellation by the Fund and the FINRA member firm's account with the Fund will immediately be charged for any loss.

Redemption by Telephone. The redemption price is the NAV next determined after the receipt of the redemption request by the applicable Fund. Payment for shares redeemed will be made or delayed as provided above under "Redeeming Shares."

By electing telephone purchase and redemption privileges, FINRA member firms, on behalf of themselves and their clients, agree that none of the Funds, the Distributor or the Transfer Agent shall be liable for following instructions communicated by telephone and reasonably believed to be genuine. Each Fund and its agents provide written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. In addition, all telephone transactions are recorded. As a result of these and other policies, the FINRA member firm may bear the risk of any loss in the event of such a transaction. If any Fund fails to employ this and other established procedures, it may be liable. Each Fund reserves the right to modify or terminate telephone privileges at any time.

Market Timing Arrangements. None of the Funds have entered into any arrangements with any person that would permit frequent purchases and frequent redemptions. The Board of Trustees has determined to discourage market timing and disruptive trading in the Funds and has adopted policies and procedures with respect to market timing and disruptive trading.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Funds and to address possible conflicts of interest. Under the Funds' policy, the Funds and Adviser generally will not disclose the Funds' portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Funds and Adviser may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Funds will make available to the public a complete schedule of the Funds' portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Funds' fiscal quarter end and will remain available until the next fiscal quarter's portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Funds at 1-855-298-4236. The Funds will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Funds' Form N-CSR and Form N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR. Other than Fund's Form N-CSR and Form N-Q, shareholders and other persons generally may not be provided with information regarding the Fund's portfolio holdings.

The officers of the Funds and/or Adviser may share non-public portfolio holdings information with the Funds' service providers that require such information for legitimate business and Fund oversight purposes, such as the Funds' fund accountant and administrator, transfer agent, distributor, custodian, compliance services administrator, independent registered public accounting firm, and legal counsel as identified in the Funds' prospectuses and statement of additional information, and financial printers the Funds may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. The Funds, Adviser and/or Sub-Adviser may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Funds' service and data providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information. Generally, the Funds' service providers that may receive such non-public portfolio holdings information include ALPS, Union Bank, N.A., Rothstein Kass, legal counsel, R.R. Donnelley & Sons Company, Thomson Reuters Corporation, Standard & Poor's Financial Services LLC, Bloomberg, L.P., Morningstar, Inc., and the Investment Company Institute.

The Funds currently do not provide non-public portfolio holdings information to any other third parties. In the future, the Funds may elect to disclose such information to other third parties if the Adviser determines that the Funds have a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Adviser is responsible for determining which other third parties have a legitimate business purpose for receiving the Funds' portfolio holdings information.

The Funds' policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Adviser and Administrator are required to report to the Trustees any known disclosure of the Funds' portfolio holdings to unauthorized third parties. The Funds have not (and do not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Funds and their shareholders from providing such information, which include the publication of Fund ratings and rankings.

NET ASSET VALUE

The net asset value and net asset value per share of the Funds ("NAV") normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday). The Funds' net asset value is not calculated on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of the Funds will not be calculated.

In computing the Funds' net asset value, all liabilities incurred or accrued are deducted from its net assets. The resulting net assets are divided by the number of shares of the Funds outstanding at the time of the valuation and the result is the net asset value per share of the Funds.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of the Funds are valued as follows:

●
Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Funds.

●	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

●	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

●
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Subject to the provisions of the Trust Instrument determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Funds and the classes of the Funds are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In valuing the Funds' total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

ADDITIONAL TAX INFORMATION

The Funds typically distribute their respective net income or capital gains one time during each calendar year, usually in December. For the convenience of investors, each Fund reinvests all income dividends and capital gains distributions in full and fractional shares of the respective Fund unless the shareholder has given prior written notice to the Transfer Agent that the payment should be made in cash.

The following summarized certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

All dividends from net investment income together with those derived from the excess of net short-term capital gain over net long-term capital loss (collectively, "income dividends"), will be taxable as ordinary income to shareholders whether or not paid in additional shares. Any distributions derived from the excess of net long-term capital gain over net short-term capital loss ("capital gains distributions") are taxable as long-term capital gains to shareholders regardless of the length of time a shareholder has owned his shares. Any loss realized upon the redemption of shares within six months after the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net long-term capital gain during such six-month period.

Income dividends and capital gains distributions are taxed in the manner described above, regardless of whether they are received in cash or reinvested in additional shares. Shareholders of each Fund will receive information annually on Form 1099 with respect to the amount and nature of dividend income and capital gain distributions to assist them in reporting the prior calendar year's distributions on their federal income tax return.

Distributions that are declared in October, November or December but which are not paid to shareholders until the following January will be treated for tax purposes as if received on December 31 of the year in which they were declared.

The exchange of one Fund's shares for shares of another Fund will be treated as a sale and any gain thereon may be subject to federal income tax.

Each Fund may liquidate the account of any of its shareholder who fails to furnish its certificate of taxpayer identification number within thirty (30) days after date the account was opened.

Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") during its previous fiscal periods and intends to continue to do so in the future. A fund that is qualified under Subchapter M will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to its shareholders. None of the Funds anticipates being subject to federal income or excise taxes because each Fund intends to distribute all of its net investment income and net capital gains to its shareholders for a fiscal year in accordance with the timing requirements of the Code and to meet other requirements of the Code relating to the sources of income and diversification of its assets.

When an income dividend or capital gains distribution is paid by a Fund, net asset value per share of the appropriate Fund is reduced automatically by the amount of the dividend and/or distribution. If NAV per share is reduced below a shareholder's cost basis as a result, such a distribution might still be taxable to the shareholder as ordinary income or capital gain (as the case may be) although in effect it represents a return of invested capital. For this reason, investors should consider carefully the desirability of purchasing shares immediately prior to a distribution date.

None of the Funds intends to invest in foreign issuers which meet the definition in the Code of passive foreign investment companies ("PFICs"). However, foreign corporations are not required to certify their status as PFICs to potential U.S. investors, and the Funds may unintentionally acquire stock in a PFIC. Each Fund's income and gain, if any, from the holding of PFIC stock may be subject to a non-deductible tax at the Fund level.

A portion of each Fund's income dividends may be eligible for the dividends-received deduction allowed to corporations under the Code, if certain requirements are met. Investment income received by each Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

Under the Code, the Funds may be required to impose backup withholding at a rate of 28% on income dividends and capital gains distributions, and payment of redemption proceeds to individuals and other non-exempt shareholders, if such shareholders have not provided a correct taxpayer identification number and made the certifications required by the Internal Revenue Service on the account application. A shareholder in any Fund may also be subject to backup withholding if the Internal Revenue Service or a broker notifies the applicable Fund that the shareholder is subject to backup withholding.

The treatment of income dividends and capital gains distributions to shareholders of the Funds under the various foreign, state, and local income tax laws may not parallel that under the Federal law. Shareholders should consult their tax adviser with respect to applicable foreign, state, and local taxes.

FINANCIAL STATEMENTS

Additional information about the Funds' investments is available in the Funds' initial semi-annual report to shareholders, dated March 31, 2012 (the "Semi-Annual Report").  In the Semi-Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance since they commenced investment operations.  A copy of the Semi-Annual Report is available without charge, upon request, by calling the Funds at 1-855-298-4236 and is also available on the SEC's website at http://www.sec.gov.

APPENDIX A –DESCRIPTION OF RATINGS

The Funds may acquire from time to time certain securities that meet the following minimum rating criteria ("Investment-Grade Debt Securities") (or if not rated, of equivalent quality as determined by the Adviser). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of Investment-Grade Debt Securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

Moody's Investor Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Adviser:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca, or C by Moody's are not considered "Investment-Grade Debt Securities" by the Adviser. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings. The following summarizes the highest four ratings used by Fitch, Inc. ("Fitch"):

Long-Term Ratings.

AAA – Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. The rating AA denotes a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

BBB – Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC, and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, DD, and D indicate a default has occurred.

Short-Term Ratings.

F1 – Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

F3 – Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B – Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, and D by Fitch are considered by the Adviser to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings "AAA" category, categories below "CCC", or short-term ratings other than "F1". The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	The Trust's Proxy Voting and Disclosure Policy; and

(2)	The Adviser's Proxy Voting and Disclosure Policy, including a detailed description of the Adviser's specific proxy voting guidelines.

(3)	Centre's Proxy Voting and Disclosure Policy, including a detailed description of the Sub-Adviser's specific proxy voting guidelines.

Trust's Proxy Voting Disclosure Policy

Introduction

The Trust has adopted a Proxy Voting Policy used to determine how the funds vote proxies relating to their portfolio securities. Under the Trust's Proxy Voting Policy, each fund has, subject to the oversight of the Trust's Board, delegated to its respective Adviser the following duties: (1) to make the proxy voting decisions for the fund; and (2) to assist the funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940.

In cases where a matter with respect to which a fund was entitled to vote presents a conflict between the interest of a fund's shareholders, on the one hand, and those of the fund's investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand, the fund shall always vote in the best interest of the fund's shareholders. For purposes of this Policy a vote shall be considered in the best interest of the fund's shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Adviser's Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board; or (b) the decision of the Trust's Proxy Voting Committee (as described above).

The Adviser has adopted a Proxy Voting Policy set forth below which it uses to vote proxies for its clients, including the funds.

I.	Specific Proxy Voting Policies and Procedures

A. General

The Trust and the funds believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the funds are committed to voting corporate proxies in the manner that best serves the interests of the fund's shareholders.

B. Delegation to the Adviser

The Trust's believes that each fund's Adviser is in the best position to make individual voting decisions for the funds consistent with this Policy. Therefore, subject to the oversight of the Board, each Adviser is hereby delegated the following duties:

1. to make the proxy voting decisions for the applicable funds; and
2. to assist the applicable funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940, including providing the following information for each matter with respect to which the funds are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the fund cast its vote; and (d) whether the fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve each Adviser's Proxy Voting and Disclosure Policy (the "Adviser Voting Policy") as it relates to the applicable funds. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by the Adviser.

C. Conflicts

In cases where a matter with respect to which a fund was entitled to vote presents a conflict between the interest of the fund's shareholders, on the one hand, and those of the fund's investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand, the fund shall always vote in the best interest of the fund's shareholders. For purposes of this Policy a vote shall be considered in the best interest of the fund's shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board; or (b) the decision of the Trust's Proxy Voting Committee (as defined below).

II.	Fund Disclosure

A. Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The funds shall disclose this Policy to their respective shareholders. The funds will notify shareholders in the SAI and their respective shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Trust's website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The funds will send the description of this Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B. Disclosure of the Fund's Complete Proxy Voting Record

Each fund shall disclose to its shareholders, in accordance with Rule 30b1-4 of the Investment Company Act of 1940 on Form N-PX, their respective complete proxy voting records for the twelve month period ended June 30 by no later than August 31 of each year.

Each fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the fund was entitled to vote:

(i) The name of the issuer of the portfolio security;
(ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
(iv) The shareholder meeting date;
(v) A brief identification of the matter voted on;
(vi) Whether the matter was proposed by the issuer or by a security holder;
(vii) Whether the fund cast is vote on the matter;
(viii) How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix) Whether the fund cast its vote for or against management.

Each fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the fund's website, if applicable. If a fund discloses its proxy voting record on or through its website, the fund shall post the information disclosed in the Trust's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each fund shall also include in its annual reports, semi-annual reports, and SAI a statement that information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (a) without charge upon request by calling a specified toll-free (or collect) telephone number, or, if applicable, on or through the Trust's website at a specified Internet address; and (2) on the SEC's website. If a fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:
(i) A copy of this Policy;
(ii) Proxy Statements received regarding each fund's securities;
(iii) Records of votes cast on behalf of each fund; and
(iv) A record of each shareholder request for proxy voting information and the applicable fund's response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Adviser's records.

The funds may rely on proxy statements filed on the SEC EDGAR system instead of keeping their own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

IV.	Proxy Voting Committee

A. General

The Proxy Voting Committee of the Trust shall be composed entirely of independent directors of the Board and may be comprised of one or more such independent directors as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how each fund should cast its vote, if called upon by the Board, when a matter with respect to which the fund is entitled to vote presents a conflict between the interest of the fund's shareholders, on the one hand, and those of the fund's investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand.

B. Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy as it deems necessary and recommend any changes to the Board.

V.	Other

This Policy may be amended, from time to time, as determined by the Board.

Proxy Voting Policies and Procedures of Drexel Hamilton Investment Partners, LLC

The Board delegates to the Adviser the authority to vote proxies, subject to the supervision of the Board. The Board is also authorized to delegate its authority to vote proxies to each Fund's sub-adviser pursuant to the sub-advisory agreement, if Drexel Hamilton Investment Partners LLC believes that the sub-adviser is in the best position to make voting decisions on behalf of a Fund.

 We at Drexel Hamilton Investment Partners LLC believe that the voting of proxies is an important part of investment management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. DHIP will not retain the authority to vote proxies on behalf of its clients or funds, however, we are committed to ensuring the prompt and appropriate handling of corporate proxies in the manner that serves the best interests of our clients. We believe that proxies should be actioned in a manner consistent with the best economic interests of the Fund and to increase shareholder value. As such we believe the Sub-advisers who research and follow these companies and ultimately make investment (buy/sell) decisions are best suited to vote proxies. Subject to the supervision of the Fund Board, Sub-advisers making investment decisions on the respective Fund will have discretion to vote proxies pursuant to the sub-advisory agreement, as DHIP believes that the Sub-adviser is best suited to make voting decisions on behalf of a Fund. For a description of each Manager's proxy voting polices, please refer to the sub adviser's policy.

Conflicts of Interest

DHIP will not be voting proxies. Fund Sub-advisers have discretion to vote proxies per their policies in the best interest of the Fund and shareholders.

 Proxy Voting Policies and Procedures of Centre Asset Management, LLC

We believe that the review and voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Centre Asset Management is committed to voting corporate proxies in the manner that serves the best interests of its clients. Centre will vote proxies with respect to client securities in a manner consistent with the best economic interests of its clients. Centre generally follows the so-called "Wall Street Rule"; i.e., it votes as management recommends or sells the stock prior to the annual meeting if there is a significant management sponsored voting issue that is not consistent with the economic best interests of the Funds. Proxy solicitations that might involve a conflict of interest between Funds and client interests will be handled in one of the following ways:

●	Engage an independent party to determine how to vote the proxy;
●
Prepare a report that (i) describes the conflict of interest; (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms the recommendation was made solely on the investment merits and without regard to any other consideration;

●	Refer the proxy to the client or to a representative of the client for voting purposes;
●	Disclose the conflict to the affected clients and seek their consent to vote the proxy prior to casting the vote; or
●	Vote in accordance with a pre-determined voting policy, as disclosed to clients.